As filed with the Securities and Exchange Commission on January 5, 2007

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-21334

                  NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
                  ---------------------------------------------
             (Exact Name of the Registrant as Specified in Charter)
                      c/o Neuberger Berman Management Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
               (Address of Principal Executive Offices - Zip Code)

       Registrant's telephone number, including area code: (212) 476-8800

                    Peter E. Sundman, Chief Executive Officer
                      c/o Neuberger Berman Management Inc.
                  Neuberger Berman Income Opportunity Fund Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

                            Arthur C. Delibert, Esq.
                 Kirkpatrick & Lockhart Preston Gates Ellis LLP
                               1601 K Street, N.W.
                           Washington, D.C. 20006-1600
                   (Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2006

Date of reporting period: October 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS


ANNUAL REPORT
OCTOBER 31, 2006

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

NEUBERGER BERMAN
INCOME OPPORTUNITY FUND INC.

                                               NEUBERGER BERMAN OCTOBER 31, 2006

CHAIRMAN'S LETTER

Dear Shareholder,

I am pleased to present to you this annual report for the Neuberger Berman Income Opportunity Fund Inc., for the fiscal year ended October 31, 2006. The report includes portfolio commentary, a listing of the Fund's investments, and its audited financial statements for the reporting period.

The Fund's investment objective is to provide high current income with capital appreciation as a secondary objective through a diversified portfolio of both real estate securities and high yield bonds. Portfolio Co-Manager Steven Brown manages the real estate portion of the Fund. His investment approach combines analysis of security fundamentals and real estate with property sector diversification. His disciplined valuation methodology seeks real estate securities that are attractively priced relative to their historical growth rates and the valuation of other property sectors.

Portfolio Co-Managers Ann Benjamin and Tom O'Reilly manage the high yield bond portion of the Fund. Their investment approach focuses on generating income and managing risk. They seek to avoid the default and volatility risk associated with many high yield bonds by applying rigorous credit analysis to higher quality issues, and by emphasizing the intermediate range of the yield curve.

We believe that our conservative investing philosophy and disciplined investment process will benefit shareholders by providing attractive current income over the long term.

Thank you for your confidence in Neuberger Berman. We will continue to do our best to earn it.

Sincerely,


/s/ PETER SUNDMAN
----------------------------------
PETER SUNDMAN
CHAIRMAN OF THE BOARD
NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund name in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc. (C)2006 Neuberger Berman Management Inc. All rights reserved.

CONTENTS

CHAIRMAN'S LETTER                                                              1
PORTFOLIO COMMENTARY                                                           2
SCHEDULE OF INVESTMENTS/TOP TEN EQUITY HOLDINGS                                6
FINANCIAL STATEMENTS                                                          15
FINANCIAL HIGHLIGHTS/PER SHARE DATA                                           26
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                       28
DISTRIBUTION REINVESTMENT PLAN                                                29
DIRECTORY                                                                     31
DIRECTORS AND OFFICERS                                                        32
PROXY VOTING POLICIES AND PROCEDURES                                          41
QUARTERLY PORTFOLIO SCHEDULE                                                  41
MARYLAND ANTI-TAKEOVER STATUTES                                               41
NOTICE TO SHAREHOLDERS                                                        42
BOARD CONSIDERATION OF THE  MANAGEMENT AND SUB-ADVISORY AGREEMENTS            43

INCOME OPPORTUNITY FUND INC. PORTFOLIO COMMENTARY

For the fiscal year ended October 31, 2006, on a net asset value (NAV) basis, Neuberger Berman Income Opportunity Fund Inc. (AMEX: NOX) provided a strongly positive return.

The Fund pursues a primary objective of high current income by investing a portion of its assets in intermediate term, high yield corporate bonds with maturities of primarily 10 years or less at the time of initial investment and another portion in real estate company securities, including real estate investment trust (REIT) common stock and REIT preferred shares.

At the end of the reporting period, the Fund held 47.8% of its investments in REIT common stocks, 12.9% in REIT preferred stocks, 36.8% in bonds, and 2.5% in cash and cash equivalents.

REAL ESTATE INVESTMENT TRUSTS

Improving commercial real estate fundamentals, increased merger and acquisition activity, and a strong flow of funds from institutional and retail investors translated into excellent gains for the REIT market during the reporting period. Although REIT preferred stocks, which make up approximately 20% of the portfolio's real estate component, delivered solidly positive returns, their results trailed the strong gains of REIT common stocks, causing our real estate holdings to lag their benchmark.

Overall, commercial real estate fundamentals remain healthy. Rising demand and restrained supply growth resulting from an estimated 10% to 20% increase in development costs have translated into higher occupancy rates, increasing rental and lease prices, and above average REIT earnings growth in most property sectors. With REITs currently trading at 19 times earnings versus a historical average P/E of 12.2, strong earnings growth in the year ahead is at least partially discounted in REIT valuations. Also, REITs' 4% average yield is well below the roughly 7% historical average.

However, it is important to remember that because REITs must distribute at least 90% of earnings to shareholders, rising earnings translate into dividend increases.

REITs have become more fully valued relative to historic average price/earnings ratios and yield. Relative to net asset value (NAV), they are trading at their historical average premium of 107%. Recent M&A purchases have been made at a premium to published NAVs--an indication that NAVs should be revised upward to more accurately reflect "real world" economic value. We expect institutional money to continue to flow into alternative investment pools including real estate opportunity funds.

Historically REITs have delivered average annual percentage returns in the low teens, with approximately 60% of the return coming from dividends and 40% from price appreciation. In the year ahead, we believe that REITs are capable of matching this historical return average with earnings- and deal activity-driven price appreciation playing a bigger role in the total return equation.

HIGH YIELD SECURITIES

The high yield bond market provided attractive returns for the 12-month reporting period. Performance of the asset class was driven in part by the favorable level of coupon income available from high yield bonds relative to higher-rated alternatives. Also contributing to returns was capital appreciation, as prices rose in response to the narrowing of credit spreads.

Both economic factors and market fundamentals contributed to this performance. On the economic front, the U.S. and global economies were generally steady performers and corporate earnings were reasonably strong. Meanwhile, U.S. monetary policy normalized, with the Federal Reserve pausing in August 2006 after 17 straight 0.25% rate increases over the previous two years. This helped

                                               NEUBERGER BERMAN OCTOBER 31, 2006

ease intermediate to long-term interest rates, which dipped below levels seen a year earlier. At the same time, market fundamentals were solid, with an attractive supply/demand balance and low default rates. These factors contributed to steady demand for higher yielding bonds and rising prices.

Among high yield bonds, credit spreads tightened throughout the year and lower quality CCC-rated bonds outperformed higher quality tiers. Across sectors, diversified financial services, capital goods, media/cable and automotive and auto parts were particularly good performers.

For the fiscal year, the high yield fixed income portion of the Fund generated a favorable return, benefiting from a combination of high coupon bonds that provided attractive income, and rising prices (both in absolute terms and relative to Treasuries). However, the portfolio was not as heavily exposed to the lower quality tiers of the high yield market and hence did not participate as fully when spreads narrowed for riskier issues.

At the beginning of the fiscal year, the high yield portfolio management team began transitioning the portfolio to include a broader range of securities--a process that continued into early calendar 2006. One of our initial steps was to add to the Fund's position in the automotive sector. Previously, the Fund had been less exposed to autos, which provided particularly strong performance over the past year.

The portfolio continues to maintain a reduced level of exposure in the lower-rated credit tiers. Given that credit spreads are at historically tight levels and that the economy could begin to show signs of weakening, a slightly more cautious stance is warranted at this stage of the economic cycle.

Toward the end of the year, there were an unusual number of ratings actions, due to a new credit-loss assessment methodology at Moody's which has been applied to all below-investment-grade bonds. The portfolio benefited from these actions, as the upgrades among our holdings significantly outweighed downgrades.

The high yield portfolio is currently positioned in accordance with our outlook across industry exposures and credit quality. To summarize, it is tilted toward industries that have exhibited a high level of cash flow stability and away from more cyclical industries. While the high yield segment of the portfolio is generally neutral versus the market with respect to broad credit quality tiers, it holds a less-than-market weight position in the more risky companies with questionable business plans.

Sincerely,


         /s/ STEVEN R. BROWN                       /s/ ANN H. BENJAMIN
--------------------------------------   ---------------------------------------


                             /s/ THOMAS P. O'REILLY
                      --------------------------------------

                        STEVEN R. BROWN, ANN H. BENJAMIN
                             AND THOMAS P. O'REILLY
                             PORTFOLIO CO-MANAGERS

INCOME OPPORTUNITY FUND

                                                         INCOME OPPORTUNITY FUND
                                                          AMEX TICKER SYMBOL NOX

1 YEAR TOTAL RETURN

NAV(1),(3)                                                                25.13%
MARKET PRICE(2),(3)                                                       31.71%

AVERAGE ANNUAL TOTAL RETURN (Life of Fund as of October 31, 2006)
NAV(1),(3)                                                                19.01%
MARKET PRICE(2),(3)                                                       14.33%
INCEPTION DATE                                                       06/24/2003

RATING DIVERSIFICATION
(% OF HIGH YIELD BOND RATINGS)
AAA/Government/Government Agency                                            0.0%
AA                                                                          0.0
A                                                                           0.0
BBB                                                                         1.1
BB                                                                         14.5
B                                                                          26.9
CCC                                                                         8.4
CC                                                                          0.0
C                                                                           0.0
D                                                                           0.0
Not Rated                                                                   0.0
Short Term                                                                  0.0

INDUSTRY DIVERSIFICATION
(% OF EQUITY HOLDINGS)
Apartments                                                                  6.7%
Commercial Services                                                         9.0
Community Centers                                                           3.5
Diversified                                                                16.1
Health Care                                                                 8.6
Industrial                                                                  4.0
Lodging                                                                     5.3
Office                                                                     18.5
Office-Industrial                                                           2.8
Regional Malls                                                              6.5
Self Storage                                                                2.1
Specialty                                                                   0.3
Short-Term Investments                                                      7.2
Liabilities, less cash, receivables  and other assets                     (41.5)

Closed-end funds, unlike open-end funds, are not continually offered. There is an initial public offering and once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The composition, industries and holdings of the fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

                                               NEUBERGER BERMAN OCTOBER 31, 2006

ENDNOTES

(1)  Returns based on Net Asset Value ("NAV") of the Fund.

(2)  Returns based on market price of Fund shares on the American Stock
     Exchange.

(3) Neuberger Berman Management Inc. has contractually agreed to waive a portion of the management fees that it is entitled to receive from the Fund. The undertaking lasts until October 31, 2011. Please see the notes to the financial statements for specific information regarding the rate of the management fees waived by Neuberger Berman Management Inc. Absent such a waiver, the performance of the Fund would be lower.

(4) Unaudited performance data current to the most recent month-end are available at www.nb.com.

SCHEDULE OF INVESTMENTS INCOME OPPORTUNITY FUND INC.

TOP TEN EQUITY HOLDINGS
     HOLDING                               %
1    iStar Financial                     6.4
2    NorthStar Realty Finance            5.1
3    Mid-America Apartment Communities   3.7
4    American Financial Realty Trust     3.4
5    Maguire Properties                  3.0
6    Brandywine Realty Trust             3.0
7    First Industrial Realty Trust       3.0
8    Glimcher Realty Trust               2.9
9    Spirit Finance                      2.7
10   Gramercy Capital                    2.7

NUMBER OF SHARES                                                 MARKET VALUE(+)
                                                                (000'S OMITTED)
COMMON STOCKS (65.7%)

APARTMENTS (4.1%)
 56,000   Apartment Investment & Management                           $  3,210
 85,000   BNP Residential Properties                                     2,031
 71,000   Education Realty Trust                                         1,098
 66,500   Mid-America Apartment Communities                              4,233
 66,300   Post Properties                                                3,247
                                                                      --------
                                                                        13,819
COMMERCIAL SERVICES (8.7%)
161,100   Capital Trust                                                  7,171
 50,700   Deerfield Triarc Capital                                         753
325,600   Gramercy Capital                                               9,084
788,400   NorthStar Realty Finance                                      11,944
                                                                      --------
                                                                        28,952
COMMUNITY CENTERS (3.0%)
 68,800   Cedar Shopping Centers                                         1,150
151,000   New Plan Excel Realty Trust                                    4,349
122,000   Tanger Factory Outlet Centers                                  4,550
                                                                      --------
                                                                        10,049
DIVERSIFIED (11.5%)
152,100   Colonial Properties Trust                                      7,665
 11,200   Correctional Properties Trust                                    363
268,300   Crescent Real Estate Equities                                  5,849
256,600   iStar Financial                                               11,888
171,000   Lexington Corporate Properties Trust                           3,642||
763,800   Spirit Finance                                                 9,097
                                                                      --------
                                                                        38,504
HEALTH CARE (7.9%)
 19,000   Health Care Property Investors                                   597
197,802   Health Care REIT                                               8,165||
 64,800   Healthcare Realty Trust                                        2,624
134,300   Nationwide Health Properties                                   3,860
386,800   OMEGA Healthcare Investors                                     6,529
119,700   Ventas, Inc.                                                   4,666
                                                                      --------
                                                                        26,441
INDUSTRIAL (4.0%)
  61,400  EastGroup Properties                                           3,268
 215,800  First Industrial Realty Trust                                  9,921||
                                                                      --------
                                                                        13,189
LODGING (1.5%)
 74,500   Ashford Hospitality Trust                                        959
 82,000   Hospitality Properties Trust                                   3,974
                                                                      --------
                                                                         4,933
OFFICE (17.4%)
968,200   American Financial Realty Trust                               11,299
300,136   Brandywine Realty Trust                                       10,012
 22,400   Glenborough Realty Trust                                    $    582
163,900   Highwoods Properties                                           6,261
350,000   HRPT Properties Trust                                          4,165
105,500   Mack-Cali Realty                                               5,581
234,500   Maguire Properties                                            10,027
162,200   Newkirk Realty Trust                                           2,748
169,000   Reckson Associates Realty                                      7,456
                                                                      --------
                                                                        58,131
OFFICE--INDUSTRIAL (1.7%)
115,000   Liberty Property Trust                                         5,543
REGIONAL MALLS (3.8%)
257,000   Glimcher Realty Trust                                          6,621||
143,000   Pennsylvania REIT                                              6,163
                                                                      --------
                                                                        12,784
SELF STORAGE (2.1%)
  2,700   Public Storage, Depositary Shares                                 73
115,900   Sovran Self Storage                                            6,836
                                                                      --------
                                                                         6,909
TOTAL COMMON STOCKS
(COST $156,644)                                                        219,254
                                                                      --------
PREFERRED STOCKS (17.7%)
APARTMENTS (2.6%)
 12,400   Apartment Investment & Management, Ser. T                        317
 10,000   Apartment Investment & Management, Ser. U                        255
302,200   Mid-America Apartment Communities, Ser. H                      8,008
                                                                      --------
                                                                         8,580
COMMERCIAL SERVICES (0.3%)
 20,000   Anthracite Capital, Ser. C                                       526
 20,000   Newcastle Investment, Ser. B                                     521
                                                                      --------
                                                                         1,047
COMMUNITY CENTERS (0.5%)
 20,000   Cedar Shopping Centers, Ser. A                                   535
 12,000   Developers Diversified Realty, Ser. I                            309
 34,000   Tanger Factory Outlet Centers, Ser. C                            863
                                                                      --------
                                                                         1,707
DIVERSIFIED (4.6%)
  9,000   Colonial Properties Trust, Ser. E                                228
 18,400   Crescent Real Estate Equities, Ser. B                            475
200,000   iStar Financial, Ser. E                                        5,190
160,000   iStar Financial, Ser. F                                        4,173
200,000   NorthStar Realty Finance, Ser. A                               5,190
                                                                      --------
                                                                        15,256

                                               NEUBERGER BERMAN OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS INCOME OPPORTUNITY FUND INC. CONT'D

NUMBER OF SHARES                                                MARKET VALUE(+)
                                                               (000'S OMITTED)
HEALTH CARE (0.7%)
 25,000   Health Care REIT, Ser. D                                     $   648
 18,200   LTC Properties, Ser. E                                           983
 34,000   LTC Properties, Ser. F                                           876
                                                                       -------
                                                                         2,507
LODGING (3.8%)
 36,500   Eagle Hospitality Properties Trust, Ser. A                       927
182,000   Equity Inns, Ser. B                                            4,821
 22,600   Hersha Hospitality Trust, Ser. A                                 590
 16,000   Host Hotels & Resorts, Ser. E                                    437
 77,500   LaSalle Hotel Properties, Ser. B                               2,015
 28,000   LaSalle Hotel Properties, Ser. D                                 728
 33,000   LaSalle Hotel Properties, Ser. E                                 858
 31,000   Strategic Hotels & Resorts, Ser. B                               809
 51,300   Strategic Hotels & Resorts, Ser. C                             1,356
                                                                       -------
                                                                        12,541
OFFICE (1.1%)
 60,000   DRA CRT Acquisition, Ser. A                                    1,457
 25,878   Glenborough Realty Trust, Ser. A                                 656
 60,000   Kilroy Realty, Ser. E                                          1,563
  6,800   SL Green Realty, Ser. D                                          175
                                                                       -------
                                                                         3,851
OFFICE--INDUSTRIAL (1.1%)
 25,000   Digital Realty Trust, Ser. A                                     652
 16,900   Digital Realty Trust, Ser. B                                     434||
 50,000   LBA Realty                                                     2,285
  8,000   PS Business Parks, Ser. K                                        210
                                                                       -------
                                                                         3,581
REGIONAL MALLS (2.7%)
 60,000   Glimcher Realty Trust, Ser. F                                  1,536
 61,800   Glimcher Realty Trust, Ser. G                                  1,563
 80,000   Mills Corp., Ser. B                                            1,732
131,400   Mills Corp., Ser. E                                            2,798
 19,800   Pennsylvania REIT, Ser. A                                      1,100
 11,300   Taubman Centers, Ser. G                                          299
                                                                       -------
                                                                         9,028
SPECIALTY (0.3%)
 40,000  Entertainment Properties Trust, Ser. A                          1,028
TOTAL PREFERRED STOCKS
(COST $58,085)                                                          59,126
                                                                       -------

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS INCOME OPPORTUNITY FUND INC. CONT'D

PRINCIPAL AMOUNT                                                           RATING @@         VALUE(+)
(000'S OMITTED)                                                         MOODY'S    S&P   (000'S OMITTED)
CORPORATE DEBT SECURITIES (48.9%)

AEROSPACE (0.8%)
$1,000   Delta Air Lines, Pass- Through Certificates,
         7.57%, due 11/18/10                                                       BB     $ 1,003
 1,740   L-3 Communications Corp., Senior Subordinated Notes,
         Ser. B, 6.38%, due 10/15/15                                      Ba3      BB+      1,714
                                                                                          -------
                                                                                            2,717
BROADCASTING (1.0%)
 1,895   CMP Susquehanna Corp., Senior Subordinated Notes,
         9.88%, due 5/15/14                                                B3      CCC      1,831~~~
    40   LIN Television Corp., Guaranteed Notes, Ser. B,
         6.50%, due 5/15/13                                               Ba3      B-          38
   775   LIN Television Corp., Senior Subordinated Notes,
         6.50%, due 5/15/13                                               Ba3      B-         735
   500   Young Broadcasting, Inc., Guaranteed Notes,
         10.00%, due 3/1/11                                               Caa1    CCC-        473
   240   Young Broadcasting, Inc., Senior Subordinated Notes,
         8.75%, due 1/15/14                                               Caa1    CCC-        206
                                                                                          -------
                                                                                            3,283

CABLE & WIRELESS VIDEO (3.5%)
   715   CCH I LLC, Guaranteed Notes, 10.00%, due 5/15/14                 Caa3    CCC-        574
 3,185   CCH I LLC, Secured Notes, 11.00%, due 10/1/15                    Caa2    CCC-      3,069
   960   CCH II LLC, Senior Notes, 10.25%, due 9/15/10                    Caa2    CCC-        991
   880   Charter Communications Operating LLC, Senior Notes,
         8.00%, due 4/30/12                                                B3      B-         898~~~
   830   CSC Holdings, Inc., Senior Notes, Ser. B, 8.13%, due 7/15/09      B2      B+         856
   430   DirecTV Holdings LLC, Senior Notes, 8.38%, due 3/15/13           Ba3      BB-        446
   955   DirecTV Holdings LLC, Guaranteed Notes, 6.38%, due 6/15/15       Ba3      BB-        914
   725   EchoStar DBS Corp., Senior Notes, 7.00%, due 10/1/13             Ba3      BB-        719~~~
   885   EchoStar DBS Corp., Guaranteed Notes, 7.13%, due 2/1/16          Ba3      BB-        865~~~
 1,345   Mediacom Capital Corp. LLC, Senior Unsecured Notes,
         9.50%, due 1/15/13                                                B3       B       1,380
   460   Rogers Cable, Inc., Secured Notes, 7.88%, due 5/1/12             Ba2      BB+        491
   575   Rogers Cable, Inc., Secured Notes, 6.25%, due 6/15/13            Ba2      BB+        568
                                                                                          -------
                                                                                           11,771
CHEMICALS (1.6%)
 1,525   Equistar Chemicals, L.P., Senior Notes, 10.63%, due 5/1/11        B1      BB-      1,632
 1,485   Hexion US Fin. Corp., Senior Notes, 9.75%, due 11/15/14           B3      B-       1,485~~~^^^
   500   Lyondell Chemical Co., Guaranteed Notes, 8.25%, due 9/15/16       B1      B+         515
   595   Methanex Corp., Senior Notes, 8.75%, due 8/15/12                 Ba1     BBB-        641
 1,135   PQ Corp., Guaranteed Notes, 7.50%, due 2/15/13                    B3      B-       1,087
                                                                                          -------
                                                                                            5,360
CONSUMER PRODUCTS (1.4%)
 1,465   Amscan Holdings, Inc., Senior Subordinated Notes,
         8.75%, due 5/1/14                                                Caa1    CCC+      1,384
   910   Le-Natures, Inc., Senior Subordinated Notes,
         9.00%, due 6/15/13                                                B3     CCC+        928~~~@@@
   915   Levi Strauss & Co., Senior Notes, 9.75%, due 1/15/15              B3      B-         970
   415   Rayovac Corp., Senior Subordinated Notes,
         8.50%, due 10/1/13                                               Caa2     CCC        361
 1,150   Spectrum Brands, Inc., Guaranteed Notes,
         7.38%, due 2/1/15                                                Caa2     CCC        932^^
                                                                                          -------
                                                                                            4,575

                                               NEUBERGER BERMAN OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS INCOME OPPORTUNITY FUND INC. CONT'D

PRINCIPAL AMOUNT                                                              RATING @@         VALUE(+)
(000'S OMITTED)                                                            MOODY'S    S&P   (000'S OMITTED)
DIVERSIFIED MEDIA (3.6%)
$   710   AMC Entertainment, Inc., Guaranteed Notes, Ser. B,
          8.63%, due 8/15/12                                                 Ba3      B-       $   732
    490   AMC Entertainment, Inc., Guaranteed Notes,
          11.00%, due 2/1/16                                                  B3     CCC+          542
    310   Dex Media West LLC, Senior Notes, Ser. B,
          8.50%, due 8/15/10                                                  B1      B            321
  1,125   Dex Media West LLC, Senior Subordinated Notes, Ser. B,
          9.88%, due 8/15/13                                                  B2      B          1,222
  2,200   Houghton Mifflin Co., Senior Notes, 8.25%, due 2/1/11               B1     CCC+        2,266
  1,000   Lamar Media Corp., Guaranteed Notes, 7.25%, due 1/1/13             Ba3      B          1,005
  1,445   Primedia, Inc., Guaranteed Notes, 8.88%, due 5/15/11                B2      B          1,434
  3,045   R.H. Donnelley Corp., Senior Notes, 8.88%, due 1/15/16              B3      B          3,140
  1,500   Warner Music Group, Senior Subordinated Notes,
          7.38%, due 4/15/14                                                  B2      B          1,467
                                                                                               -------
                                                                                                12,129
ENERGY (2.7%)
  1,435   AmeriGas Partners, L.P., Senior Unsecured Notes,
          7.25%, due 5/20/15                                                  B1      B          1,432
    225   Chesapeake Energy Corp., Senior Notes, 7.50%, due 9/15/13          Ba2      BB           230
  1,090   Chesapeake Energy Corp., Senior Notes, 6.38%, due 6/15/15          Ba2      BB         1,052
    980   Ferrellgas L.P., Senior Notes, 8.75%, due 6/15/12                   B2      B-         1,012
  2,000   Forest Oil Corp., Guaranteed Senior Notes, 7.75%, due 5/1/14        B1      B+         2,010
  2,225   Newfield Exploration Co., Senior Notes, 7.63%, due 3/1/11          Ba1     BB+         2,303^^
    470   Pioneer Natural Resources Co., Senior Notes,
          5.88%, due 7/15/16                                                 Ba1     BB+           437
    635   Targa Resources, Inc., Guaranteed Notes, 8.50%, due 11/1/13         B3      B-           633~~~
                                                                                               -------
                                                                                                 9,109
FINANCIAL (0.9%)
  1,000   American Real Estate Partners L.P., Guaranteed Notes,
          7.13%, due 2/15/13                                                 Ba3     BB+           997
    330   American Real Estate Partners, L.P., Senior Notes,
          8.13%, due 6/1/12                                                  Ba3     BB+           337
  1,740   Cardtronics, Inc., Senior Subordinated Notes,
          9.25%, due 8/15/13                                                  B3      B-         1,797
                                                                                               -------
                                                                                                 3,131
FOOD, DRUG & TOBACCO (2.0%)
  1,465   Dean Foods Co., Senior Notes, 6.63%, due 5/15/09                   Ba2     BB-         1,476
  3,295   Jean Coutu Group PJC, Inc., Senior Subordinated Notes,
          8.50%, due 8/1/14                                                  Caa2     B-         3,233
  1,155   NPC Int'l., Inc., Senior Subordinated Notes, 9.50%, due 5/1/14     Caa1     B-         1,170~~~
    875   SUPERVALU, Inc., Senior Notes, 7.50%, due 11/15/14                  B1      B            889
                                                                                               -------
                                                                                                 6,768
FOREST PRODUCTS & CONTAINERS (2.1%)
    620   Ball Corp., Guaranteed Notes, 6.88%, due 12/15/12                  Ba1      BB           626
  1,740   Bowater, Inc., Debentures, 9.00%, due 8/1/09                        B2      B+         1,810
  1,205   Crown Americas LLC, Senior Notes, Ser. B,
          7.75%, due 11/15/15                                                 B1      B          1,237
    780   Graphic Packaging Int'l., Inc., Senior Notes,
          8.50%, due 8/15/11                                                  B2      B-           801
    200   Graphic Packaging Int'l., Inc., Senior Subordinated Notes,
          9.50%, due 8/15/13                                                  B3      B-           205

See Notes to Schedule of Investments


SCHEDULE OF INVESTMENTS INCOME OPPORTUNITY FUND INC. CONT'D


PRINCIPAL AMOUNT                                                              RATING @@         VALUE(+)
(000'S OMITTED)                                                            MOODY'S    S&P   (000'S OMITTED)
$ 2,215   Owens-Brockway Glass Container, Inc., Senior Secured Notes,
          8.75%, due 11/15/12                                                Ba2     BB-       $ 2,337
                                                                                               -------
                                                                                                 7,016
GAMING, LEISURE & LODGING (3.1%)
  1,400   AMF Bowling Worldwide, Inc., Senior Subordinated Notes,
          10.00%, due 3/1/10                                                  B3     CCC+        1,456
    760   Chukchansi Economic Development Authority, Senior Notes,
          8.00%, due 11/15/13                                                 B2     BB-           790~~~
    885   Mohegan Tribal Gaming, Senior Subordinated Notes,
          6.38%, due 7/15/09                                                 Ba2      B+           883
  1,160   Pokagon Gaming Authority, Senior Notes, 10.38%, due 6/15/14         B3      B          1,244~~~
    815   Royal Caribbean Cruises, Debentures, 7.50%, due 10/15/27           Ba1     BBB-          795
    680   San Pasqual Casino, Notes, 8.00%, due 9/15/13                       B2      B+           694~~~
    310   Station Casinos, Inc., Senior Notes, 6.00%, due 4/1/12             Ba2     BB-           296
  2,840   Station Casinos, Inc., Senior Subordinated Notes,
          6.88%, due 3/1/16                                                  Ba3      B+         2,606
  1,365   Station Casinos, Inc., Senior Unsecured Notes,
          7.75%, due 8/15/16                                                 Ba2     BB-         1,402
                                                                                               -------
                                                                                                10,166
HEALTHCARE (2.7%)
  1,370   CDRV Investors, Inc., Senior Disc. Notes, Step-Up,
          0.00%/9.63%, due 1/1/15                                            Caa2     B-         1,062|||
    455   HCA, Inc., Senior Notes, 7.88%, due 2/1/11                         Ba2      B-           437
    395   MultiPlan, Inc., Senior Subordinated Notes,
          10.38%, due 4/15/16                                                Caa1     B-           395~~~
    485   Omnicare, Inc., Senior Subordinated Notes,
          6.13%, due 6/1/13                                                  Ba2     BB+           462
    170   Omnicare, Inc., Senior Subordinated Notes,
          6.75%, due 12/15/13                                                Ba2     BB+           167
    200   Omnicare, Inc., Senior Subordinated Notes,
          6.88%, due 12/15/15                                                Ba2     BB+           196
  1,410   Service Corp. Int'l., Senior Notes, 7.38%, due 10/1/14              B1     BB-         1,449~~~
    680   Service Corp. Int'l., Senior Notes, 7.00%, due 6/15/17              B1     BB-           656~~~
    660   Service Corp. Int'l., Senior Notes, 7.63%, due 10/1/18              B1     BB-           678~~~
  1,000   Spheris, Inc., Senior Subordinated Notes,
          11.00%, due 12/15/12                                               Caa1    CCC           930
    350   US Oncology, Inc., Guaranteed Notes, 9.00%, due 8/15/12             B2      B-           363
  1,000   Ventas Realty L.P., Guaranteed Notes, 6.75%, due 6/1/10            Ba2     BB+         1,027
    275   Ventas Realty L.P., Senior Notes, 6.50%, due 6/1/16                Ba2     BB+           274
    725   VWR International, Inc., Senior Subordinated Notes,
          8.00%, due 4/15/14                                                 Caa1     B-           745
                                                                                               -------
                                                                                                 8,841
INFORMATION TECHNOLOGY (2.2%)
  2,000   Flextronics Int'l., Ltd., Senior Subordinated Notes,
          6.50%, due 5/15/13                                                 Ba2     BB-         1,988
  1,100   Language Line, Inc., Senior Subordinated Notes,
          11.13%, due 6/15/12                                                 B3     CCC+        1,103
    430   NXP BV, Secured Notes, 7.88%, due 10/15/14                         Ba2     BB+           436~~~
    420   NXP BV, Senior Notes, 9.50%, due 10/15/15                           B2      B+           424~~~
  1,980   SunGard Data Systems, Inc., Guaranteed Notes,
          9.13%, due 8/15/13                                                 Caa1     B-         2,054
  1,145   Xerox Capital Trust I, Guaranteed Notes, 8.00%, due 2/1/27         Ba2      B+         1,169
                                                                                               -------
                                                                                                 7,174

                                               NEUBERGER BERMAN OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS INCOME OPPORTUNITY FUND INC. CONT'D


PRINCIPAL AMOUNT                                                          RATING @@            VALUE(+)
(000'S OMITTED)                                                        MOODY'S    S&P   (000'S OMITTED)
METALS & MINERALS (1.2%)
$1,250   Arch Western Finance Corp., Senior Notes, 6.75%, due 7/1/13      B1      BB-     $ 1,206
 2,105   Massey Energy Co., Guaranteed Notes, 6.88%, due 12/15/13         B2      B+        1,973
   830   Peabody Energy Corp., Senior Guaranteed Notes, Ser. B,
         6.88%, due 3/15/13                                              Ba1      BB          843
                                                                                          -------
                                                                                            4,022
RETAIL (1.4%)
   510   Autonation, Inc., Guaranteed Notes, 7.00%, due 4/15/14          Ba2     BB+      507
 1,365   Blockbuster, Inc., Senior Subordinated Notes,
         9.00%, due 9/1/12                                               Caa2     CCC       1,229||
   670   Bon-Ton Department Stores, Inc., Guaranteed Notes,
         10.25%, due 3/15/14                                              B3      B-          679
   475   Dollarama Group L.P., Guaranteed Notes, 8.88%, due 8/15/12       B2      B-          490
   550   GSC Holdings Corp., Guaranteed Notes, 8.00%, due 10/1/12         B1      B+          571||
 1,455   Michaels Stores, Inc., Subordinated Notes, Step-Up,
         0.00%/13.00%, due 11/1/16                                       Caa1     CCC         760~~~|||
   510   Movie Gallery, Senior Unsecured Notes, 11.00%, due 5/1/12       Caa2    CCC-         319||
                                                                                          -------
                                                                                            4,555
SERVICE (1.9%)
   895   Allied Waste North America, Inc., Senior Notes,
         7.25%, due 3/15/15                                               B2      BB-         895
 1,135   Education Management LLC, Senior Notes, 8.75%, due 6/1/14        B2     CCC+       1,163~~~
 2,300   Knowledge Learning Corp., Inc., Guaranteed Notes,
         7.75%, due 2/1/15                                                B2      B-        2,179~~~
 2,215   Monitronics Int'l., Inc., Senior Subordinated Notes,
         11.75%, due 9/1/10                                               B3      B-        2,149
                                                                                          -------
                                                                                            6,386
TELECOMMUNICATIONS (2.0%)
   975   Level 3 Financing, Inc., Senior Notes, 9.25%, due 11/1/14        B2     CCC-         981||~~~
 1,650   Nordic Telephone Co. Holdings, Senior Notes,
         8.88%, due 5/1/16                                                B2       B        1,728~~~
 2,130   Qwest Corp., Notes, 8.88%, due 3/15/12                          Ba2      BB        2,343
   405   Windstream Corp., Senior Notes, 8.13%, due 8/1/13               Ba3      BB-         432~~~
 1,240   Windstream Corp., Senior Notes, 8.63%, due 8/1/16               Ba3      BB-       1,338~~~
                                                                                          -------
                                                                                            6,822
TRANSPORTATION (6.7%)
 6,575   Ford Motor Credit Co., Notes, 7.38%, due 10/28/09                B1       B        6,400
 3,605   Ford Motor Credit Co., Senior Notes, 9.75%, due 9/15/10          B1       B        3,718~~~
 2,965   General Motors Acceptance Corp., Notes, 6.88%, due 9/15/11      Ba1      BB        2,985
   400   General Motors Acceptance Corp., Notes, 7.00%, due 2/1/12       Ba1      BB          403
 4,380   General Motors Corp., Senior Debentures, 8.25%, due 7/15/23     Caa1     B-        3,887
   470   Goodyear Tire & Rubber Co., Senior Notes, 9.00%, due 7/1/15      B2      B-          475
 2,000   Stena AB, Senior Notes, 9.63%, due 12/1/12                      Ba3      BB-       2,137
   495   Stena AB, Senior Notes, 7.50%, due 11/1/13                      Ba3      BB-         493
 1,715   TFM SA de C.V., Senior Notes, 9.38%, due 5/1/12                  B3      B-        1,831
                                                                                          -------
                                                                                           22,329
UTILITY (4.9%)
   935   AES Corp., Senior Secured Notes, 9.00%, due 5/15/15             Ba3      BB-       1,006~~~
   830   CMS Energy Corp., Senior Notes, 7.75%, due 8/1/10               Ba3      B+          871
 1,700   El Paso Natural Gas Co., Senior Notes, Ser. A,
         7.63%, due 8/1/10                                               Ba1      B+        1,755

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS INCOME OPPORTUNITY FUND INC. CONT'D

PRINCIPAL AMOUNT                                                                 RATING @@             VALUE(+)
(000'S OMITTED)                                                                MOODY'S   S&P   (000'S OMITTED)
$     2,435   El Paso Natural Gas Co., Bonds, 8.38%, due 6/15/32                  Ba1    B+      $   2,818
      3,040   Midwest Generation LLC, Secured Notes, 8.75%, due 5/1/34            Ba2    B+          3,287
      2,170   Mirant Americas Generation, Inc., Senior Unsecured Notes,
              8.30%, due 5/1/11                                                  Caa1    B-          2,197
        845   NRG Energy, Inc., Senior Notes, 7.38%, due 2/1/16                   B1     B-            855
        980   TECO Energy, Inc., Senior Notes, 7.50%, due 6/15/10                 Ba2    BB          1,027
      1,710   Transcontinental Gas Pipe Line, Debentures,
              7.25%, due 12/1/26                                                  Ba1    BB-         1,770
        940   TXU Corp., Senior Notes, Ser. P, 5.55%, due 11/15/14                Ba1    BB+           896
                                                                                                 ---------
                                                                                                    16,482
WIRELESS COMMUNICATIONS (3.2%)
        570   American Cellular Corp., Senior Notes, Ser. B,
              10.00%, due 8/1/11                                                  B3     CCC           598
      1,710   Centennial Cellular Operating Co. LLC, Guaranteed Notes,
              10.13%, due 6/15/13                                                 B2     CCC         1,834
      1,430   Intelsat Bermuda Ltd., Guaranteed Notes, 9.25%, due 6/15/16         B2     B+          1,527~~~
      2,190   Intelsat Subsidiary Holdings Co. Ltd., Guaranteed Notes,
              8.63%, due 1/15/15                                                  B2     B+          2,272
      2,160   Nextel Communications, Inc., Senior Notes, Ser. E,
              6.88%, due 10/31/13                                                Baa3   BBB+         2,207
      2,000   Rogers Wireless, Inc., Senior Subordinated Notes,
              8.00%, due 12/15/12                                                 B1     BB-         2,115
                                                                                                 ---------
                                                                                                    10,553
              TOTAL CORPORATE DEBT SECURITIES
              (COST $160,591)                                                                      163,189
                                                                                                 ---------
FLOATING RATE CORPORATE DEBT SECURITIES (2.0%)~~
        430   Bowater, Inc., Senior Floating Rate Notes, 8.39%, due 12/15/10      B2     B+            434
        900   Elan Financial PLC, Guaranteed Floating Rate Notes,
              9.41%, due 11/15/06                                                 B3      B            908
        620   Paxson Communications, Secured Floating Rate Notes,
              8.62%, due 1/16/07                                                  B1    CCC+           627~~~
      3,430   Paxson Communications, Secured Floating Rate Notes,
              11.62%, due 1/16/07                                                Caa2   CCC-         3,434~~~
        195   Primedia, Inc., Senior Floating Rate Notes,
              10.78%, due 11/15/06                                                B2      B            202
        990   US Oncology, Inc., Senior Floating Rate Notes,
              10.68%, due 3/15/07                                                 B3     B-          1,012
                                                                                                 ---------
              TOTAL FLOATING RATE CORPORATE DEBT SECURITIES
              (COST $6,463)                                                                          6,617
                                                                                                 ---------
NUMBER OF SHARES
SHORT-TERM INVESTMENTS (7.2%)
  7,183,677   Neuberger Berman Prime Money Fund Trust Class                                          7,184@
 16,668,150   Neuberger Berman Securities Lending Quality Fund, LLC                                 16,668+++
                                                                                                 ---------
              TOTAL SHORT-TERM INVESTMENTS (COST $23,852)                                           23,852#
                                                                                                 ---------
              TOTAL INVESTMENTS (141.5%) (COST $405,635)                                           472,038##
              Liabilities, less cash, receivables and other assets [(3.9%)]                        (12,994)
              Liquidation Value of Auction Preferred Shares [(37.6)%)]                            (125,500)
                                                                                                 ---------
              TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100.0%)                        $ 333,544
                                                                                                 ---------

See Notes to Schedule of Investments

                                               NEUBERGER BERMAN OCTOBER 31, 2006

NOTES TO SCHEDULE OF INVESTMENTS

(+) Investments in equity securities by Neuberger Berman Income Opportunity Fund Inc. (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the last available bid price. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Investments in debt securities by the Fund are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other debt securities, bid prices are obtained from principal market makers in those securities. The Fund values all other securities, including securities for which the necessary last sale, asked and/or bid prices are not readily available, by methods the Board of Directors of the Fund (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At October 31, 2006, the cost of investments for U.S. federal income tax purposes was $406,154,000. Gross unrealized appreciation of investments was $68,704,000 and gross unrealized depreciation of investments was $2,820,000, resulting in net unrealized appreciation of $65,884,000 based on cost for U.S. federal income tax purposes.

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. ("Management") (see Notes A & E of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

See Notes to Financial Statements

NOTES TO SCHEDULE OF INVESTMENTS CONT'D


~~~ Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A, and have been deemed by the investment manager to be liquid. At October 31, 2006, these securities amounted to $34,187,000 or 10.3% of net assets applicable to common shareholders.

^^^ All or a portion of this security was purchased on a when-issued basis. At October 31, 2006, these securities amounted to $1,485,000.

^^ All or a portion of this security is segregated as collateral for interest rate swap contracts and/or when-issued securities.

+++ Managed by an affiliate of Management and could be deemed an affiliate of the Fund (see Notes A & E of Notes to Financial Statements).

|| All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

~~ Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of October 31, 2006.

@@   Credit ratings are unaudited.

||| Denotes a step-up bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.

@@@ Subsequent to October 31, 2006, the value of this security decreased significantly. On November 1, 2006, news regarding accounting irregularities at Le-Natures, Inc. was released to the public which prompted Management to sell the entire position that same day. This sale had a negative impact on net asset value per share in the amount of $0.047 for the Fund. There was no net asset value impact on the Fund as of October 31, 2006.

See Notes to Financial Statements

                                               NEUBERGER BERMAN OCTOBER 31, 2006

STATEMENT OF ASSETS AND LIABILITIES

NEUBERGER BERMAN                                                              INCOME OPPORTUNITY
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                             FUND
ASSETS
   INVESTMENTS IN SECURITIES, AT MARKET VALUE*+ (NOTES A & E)--SEE
   SCHEDULE OF INVESTMENTS:
   Unaffiliated issuers                                                            $448,186
------------------------------------------------------------------------------------------------
   Affiliated issuers                                                                23,852
================================================================================================
                                                                                    472,038
   Cash                                                                                  50
------------------------------------------------------------------------------------------------
   Dividends and interest receivable                                                  4,259
   Receivable for securities sold                                                     1,959
------------------------------------------------------------------------------------------------
   Interest rate swaps, at market value (Note A)                                      2,367
   Receivable for securities lending income (Note A)                                     90
------------------------------------------------------------------------------------------------
   Prepaid expenses and other assets                                                     14
================================================================================================
TOTAL ASSETS                                                                        480,777
================================================================================================
LIABILITIES
   Payable for collateral on securities loaned (Note A)                              16,668
   Distributions payable--preferred shares                                               94
------------------------------------------------------------------------------------------------
   Distributions payable--common shares                                                 208
   Payable for securities purchased                                                   4,332
------------------------------------------------------------------------------------------------
   Payable to investment manager--net (Notes A & B)                                     134
   Payable to administrator (Note B)                                                     96
------------------------------------------------------------------------------------------------
   Payable for securities lending fees (Note A)                                          82
   Accrued expenses and other payables                                                  119
================================================================================================
TOTAL LIABILITIES                                                                    21,733
================================================================================================
AUCTION PREFERRED SHARES SERIES A & B AT LIQUIDATION VALUE
   6,000 shares authorized; 5,020 shares issued and outstanding;
   $.0001 par value; $25,000 liquidation value per share (Note A)                   125,500
================================================================================================
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS AT VALUE                              $333,544
================================================================================================
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF:
   Paid-in capital--common shares                                                  $250,045
   Distributions in excess of net investment income                                    (337)
------------------------------------------------------------------------------------------------
   Accumulated net realized gains (losses) on investments                            15,083
   Net unrealized appreciation (depreciation) in value of investments                68,753
================================================================================================
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS AT VALUE                              $333,544
================================================================================================
COMMON SHARES OUTSTANDING ($.0001 PAR VALUE; 999,994,000 SHARES AUTHORIZED)          17,724
================================================================================================
NET ASSET VALUE PER COMMON SHARE OUTSTANDING                                       $  18.82
================================================================================================
+SECURITIES ON LOAN, AT MARKET VALUE                                               $ 15,982
================================================================================================
*COST OF INVESTMENTS:
   Unaffiliated issuers                                                            $381,783
   Affiliated issuers                                                                23,852
================================================================================================
TOTAL COST OF INVESTMENTS                                                          $405,635
================================================================================================

See Notes to Financial Statements


                            NEUBERGER BERMAN FOR THE YEAR ENDED OCTOBER 31, 2006

STATEMENT OF OPERATIONS

NEUBERGER BERMAN                                                            INCOME OPPORTUNITY
(000'S OMITTED)                                                                    FUND
INVESTMENT INCOME
INCOME (NOTE A):
Dividend income--unaffiliated issuers                                            $ 9,118
Interest income--unaffiliated issuers                                             15,564
----------------------------------------------------------------------------------------------
Income from securities loaned--net (Note E)                                          333
Income from investments in affiliated issuers (Note E)                               288
==============================================================================================
Total income                                                                      25,303
==============================================================================================
EXPENSES:
Investment management fees (Notes A & B)                                           2,586
Administration fees (Note B)                                                       1,077
----------------------------------------------------------------------------------------------
Auction agent fees (Note B)                                                          319
Audit fees                                                                            45
----------------------------------------------------------------------------------------------
Basic maintenance expense (Note B)                                                    25
Custodian fees (Note B)                                                              169
----------------------------------------------------------------------------------------------
Directors' fees and expenses                                                          31
Insurance expense                                                                     20
----------------------------------------------------------------------------------------------
Legal fees                                                                            49
Shareholder reports                                                                   74
----------------------------------------------------------------------------------------------
Stock exchange listing fees                                                            7
Stock transfer agent fees                                                             35
----------------------------------------------------------------------------------------------
Miscellaneous                                                                         26
==============================================================================================
Total expenses                                                                     4,463
Investment management fees waived (Notes A & B)                                   (1,082)
Expenses reduced by custodian fee expense offset and commission recapture
   arrangements (Note B)                                                             (21)
==============================================================================================
Total net expenses                                                                 3,360
==============================================================================================
Net investment income                                                             21,943
==============================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
   Sales of investment securities of unaffiliated issuers                         22,260
   Interest rate swap contracts                                                    1,112
----------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
   Unaffiliated investment securities                                             27,645
   Interest rate swap contracts                                                     (385)
==============================================================================================
Net gain (loss) on investments                                                    50,632
==============================================================================================
Distributions to Preferred Shareholders                                           (5,780)
==============================================================================================
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
   RESULTING FROM OPERATIONS                                                     $66,795
==============================================================================================

See Notes to Financial Statements

                                               NEUBERGER BERMAN OCTOBER 31, 2006

STATEMENT OF CHANGES IN NET ASSETS

                                                                          INCOME OPPORTUNITY FUND
                                                                          -----------------------
NEUBERGER BERMAN                                                           YEAR ENDED OCTOBER 31,
(000'S OMITTED)                                                              2006         2005
INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
FROM OPERATIONS:
Net investment income (loss)                                              $ 21,943     $ 18,942
Net realized gain (loss) on investments                                     23,372        7,623
-----------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments         27,260        2,515
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM (NOTE A):
Net investment income                                                       (4,875)      (2,189)
Net realized gain on investments                                              (905)      (1,273)
-----------------------------------------------------------------------------------------------
Tax return of capital                                                           --         (223)
Total distributions to preferred shareholders                               (5,780)      (3,685)
===============================================================================================
Net increase (decrease) in net assets applicable to common
   shareholders resulting from operations                                   66,795       25,395
===============================================================================================
DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM (NOTE A):
Net investment income                                                      (19,661)     (18,527)
Net realized gain on investments                                            (3,653)     (10,739)
-----------------------------------------------------------------------------------------------
Tax return of capital                                                           --       (1,885)
Total distributions to common shareholders                                 (23,314)     (31,151)
===============================================================================================
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS     43,481       (5,756)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Beginning of year                                                          290,063      295,819
===============================================================================================
End of year                                                               $333,544     $290,063
===============================================================================================
Distributions in excess of net investment income at end of year           $   (337)    $   (295)
===============================================================================================

See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS INCOME OPPORTUNITY FUND INC.

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Neuberger Berman Income Opportunity Fund Inc. (the "Fund") was organized as a Maryland corporation on April 17, 2003 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Board of Directors of the Fund (the "Board") may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of shareholders.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

4 INCOME TAX INFORMATION: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

     As determined on October 31, 2006, permanent differences resulting primarily from different book and tax accounting for distributions in excess of earnings, amortization of bond premium, income recognized on interest rate swaps and character of distributions paid were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value applicable to common shareholders or net asset value per common share of the Fund.

     The tax character of distributions paid during the years ended October 31, 2006 and October 31, 2005 was as follows:

                                            DISTRIBUTIONS PAID FROM:
          ORDINARY INCOME                LONG-TERM              TAX RETURN
                                        CAPITAL GAIN            OF CAPITAL               TOTAL
         2006         2005          2006         2005      2006      2005          2006          2005
     $24,535,326   $23,827,885   $4,558,553   $8,900,047    $--   $2,108,248   $29,093,879   $34,836,180

                                               NEUBERGER BERMAN OCTOBER 31, 2006



     As of October 31, 2006, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

     UNDISTRIBUTED   UNDISTRIBUTED     UNREALIZED       LOSS
        ORDINARY       LONG-TERM      APPRECIATION    CARRYFORWARDS
         INCOME           GAIN       (DEPRECIATION)   AND DEFERRALS      TOTAL

           $--       $15,601,949      $68,199,397          $--       $83,801,346

     The difference between book and tax basis distributable earnings is attributable primarily to timing differences of distribution payments, wash sales, amortization of bond premium, and income recognized on interest rate swaps.

5 DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare quarterly and pay monthly distributions to common shareholders. The Fund has adopted a policy to pay common shareholders a stable monthly distribution. The Fund's ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on preferred shares and the level of expenses. In an effort to maintain a stable distribution amount, the Fund may pay distributions consisting of net investment income, realized gains and paid-in capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and realized capital gains. The composition of the Fund's distribution for the calendar year 2006 will be reported to Fund shareholders on IRS Form 1099DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common shareholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable distribution paid by the Fund. Distributions to preferred shareholders are accrued and determined as described in Note A-7.

     The Fund invests a significant portion of its assets in securities issued by real estate companies, including real estate investment trusts ("REITs"). The distributions the Fund receives from REITs are generally comprised of income, capital gains, and return of capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2006, the Fund estimated these amounts within the financial statements since the information is not available from the REITs until after the Fund's fiscal year-end. For the year ended October 31, 2006, the character of distributions paid to shareholders is disclosed within the Statement of Changes and is also based on these estimates. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099DIV received to date. Based on past experience it is probable that a portion of the Fund's distributions during the current fiscal year will be considered tax return of capital but the actual amount of tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099DIV.

NOTES TO FINANCIAL STATEMENTS INCOME OPPORTUNITY FUND INC. CONT'D

     On September 28, 2006, the Fund declared two monthly distributions to common shareholders in the amount of $0.10625 per share per month, payable after the close of the reporting period, on November 30, 2006 and December 29, 2006, to shareholders of record on November 15, 2006 and December 15, 2006, respectively, with ex-dates of November 13, 2006 and December 13, 2006, respectively.

6 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to the Fund are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

7 REDEEMABLE PREFERRED SHARES: On June 5, 2003, the Fund re-classified 6,000 unissued shares of capital stock as Series A Auction Preferred Shares and Series B Auction Preferred Shares ("Preferred Shares"). On September 26, 2003, the Fund issued 2,510 Series A Preferred Shares and 2,510 Series B Preferred Shares. All Preferred Shares have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon ("Liquidation Value").

     Except when the Fund has declared a special rate period, distributions to preferred shareholders, which are cumulative, are accrued daily and paid every 7 days. Distribution rates are reset every 7 days based on the results of an auction, except during special rate periods. For the year ended October 31, 2006, distribution rates ranged from 3.64% to 5.27% for Series A and 3.65% to 5.20% for Series B Auction Preferred Shares. The Fund declared distributions to preferred shareholders for the period November 1, 2006 to November 30, 2006 of $259,656 and $260,430 for Series A and Series B Preferred Shares, respectively.

     The Fund may redeem Preferred Shares, in whole or in part, on the second business day preceding any distribution payment date at Liquidation Value. The Fund is also subject to certain restrictions relating to the Preferred Shares. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at Liquidation Value. The holders of Preferred Shares are entitled to one vote per share and will vote with holders of common shares as a single class, except that the Preferred Shares will vote separately as a class on certain matters, as required by law or the Fund's charter. The holders of the Preferred Shares, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on Preferred Shares for two consecutive years.

8 INTEREST RATE SWAPS: The Fund may enter into interest rate swap transactions, with institutions that Management has determined are creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of the interest rate swap contracts, the Fund agrees to pay the swap counter party a fixed-rate payment in exchange for the counter party's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's Preferred Shares. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

                                               NEUBERGER BERMAN OCTOBER 31, 2006

     Risks may arise if the counter party to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counter party is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise from movements in interest rates unanticipated by Management.

     Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments are reclassified to realized gains/losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund's total net assets applicable to common shareholders or its total net increase (decrease) in net assets applicable to common shareholders. At October 31, 2006, the Fund had outstanding interest rate swap contracts as follows:

                                                                RATE TYPE
                                                       --------------------------
                                                       FIXED-RATE   VARIABLE-RATE      ACCRUED       UNREALIZED        TOTAL
                                                        PAYMENTS       PAYMENTS     NET INTEREST    APPRECIATION       FAIR
     SWAP               NOTIONAL                         MADE BY     RECEIVED BY     RECEIVABLE    (DEPRECIATION)      VALUE
     COUNTER PARTY       AMOUNT     TERMINATION DATE    THE FUND     THE FUND(1)      (PAYABLE)
     Citibank, N.A.   $24,000,000   April 24, 2008           3.70%           5.32%       $ 8,640       $  481,442   $  490,082
     Citibank, N.A.    70,000,000   October 24, 2008         3.63%           5.32%        26,289        1,850,162    1,876,451
                                                                                         -------       ----------   ----------
                                                                                         $34,929       $2,331,604   $2,366,533

(1)  30 day LIBOR (London Interbank Offered Rate) as of October 20, 2006.

9 SECURITY LENDING: Since 2005, a third party, eSecLending, has assisted the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement.

     From October 4, 2005 to October 3, 2006, the Fund lent its securities to two principal borrowers that were selected through the bidding process. Through another bidding process in August 2006, and pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund selected Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, to be its exclusive lending agent ("Neuberger Agreement") for a specified period. Under the agreement entered into between the Fund and Neuberger, Neuberger pays a guaranteed amount to the Fund during the term of the arrangement.

     Under the securities lending arrangements arranged through eSecLending, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board.

     Net income from the applicable lending program represents the guaranteed amount plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the year ended October 31, 2006, the Fund received net income under the securities lending arrangements of approximately $333,000, which is reflected in the Statement of Operations under the caption "Income from securities loaned-net." For the year ended October 31, 2006, "Income from securities loaned-net" consisted of approximately $2,324,000 in income earned on

NOTES TO FINANCIAL STATEMENTS INCOME OPPORTUNITY FUND INC. CONT'D

     cash collateral and guaranteed amounts (including approximately $1,756,000 of interest income earned from the Quality Fund and $6,000 in guaranteed amounts received by Neuberger), less fees and expenses paid of approximately $1,991,000 (including $0 retained by Neuberger).

10 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the year ended October 31, 2006, management fees waived under this Arrangement amounted to $4,719 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the year ended October 31, 2006, income earned under this Arrangement amounted to $287,765, and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

12 CONCENTRATION OF RISK: Under normal market conditions, the Fund's equity investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. The value of the Fund's shares may fluctuate more due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry, or a segment of the United States real estate industry in which the Fund owns a substantial position, than would the shares of a fund not concentrated in the real estate industry. The Fund's debt investments will be concentrated in high-yield corporate debt securities rated, at the time of investment, Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's, or if unrated by either of those entities, determined by Management to be of comparable quality. Due to the inherent volatility and illiquidity of the high yield securities in which the Fund invests and the real or perceived difficulty of issuers of those high yield securities to meet their payment obligations during economic downturns or because of negative business developments relating to the issuer or its industry in general, the value of the Fund's shares may fluctuate more than would be the case if the Fund did not concentrate in high yield securities.

13 INDEMNIFICATIONS: Like many other companies, the Fund's organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain

                                               NEUBERGER BERMAN OCTOBER 31, 2006

     types of losses or liabilities. The Fund's maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER TRANSACTIONS WITH
     AFFILIATES:

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.60% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any Preferred Shares outstanding is not considered a liability.

     Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the following annual rates:

     YEAR ENDED OCTOBER 31,   % OF AVERAGE DAILY MANAGED ASSETS
     ----------------------------------------------------------
     2006 - 2008                             0.25
         2009                                0.19
         2010                                0.13
         2011                                0.07

     Management has not contractually agreed to waive any portion of its fees beyond October 31, 2011.

     For the year ended October 31, 2006, such waived fees amounted to $1,077,337.

     The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.25% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

     Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Directors of the Fund are also employees of Neuberger and/or Management.

     The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the year ended October 31, 2006, the impact of this arrangement was a reduction of expenses of $7,618.

     The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2006, the impact of this arrangement was a reduction of expenses of $13,045.

     In connection with the settlement of each Preferred Share auction, the Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of

NOTES TO FINANCIAL STATEMENTS INCOME OPPORTUNITY FUND INC. CONT'D

     the Preferred Shares held by the broker-dealer's customers. For any auction preceding a rate period of less than one year, the service fee is paid at the annual rate of 1/4 of 1%; for any auction preceding a rate period of one year or more, the service fee is paid at a rate agreed to by the Fund and the broker-dealer.

     In order to satisfy rating agencies' requirements, the Fund is required to provide each rating agency a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by each rating agency as one of the conditions to maintain the AAA/Aaa rating on the Preferred Shares. "Discounted value" refers to the fact that the rating agencies require the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agencies. The Fund pays a fee to State Street for the preparation of this report, which is reflected in the Statement of Operations under the caption "Basic maintenance expense."

     NOTE C--SECURITIES TRANSACTIONS:

     During the year ended October 31, 2006, there were purchase and sale transactions (excluding short-term securities and interest rate swap contracts) of $279,453,583 and $267,200,242, respectively.

     During the year ended October 31, 2006, brokerage commissions on securities transactions amounted to $249,527, of which Neuberger received $0, Lehman Brothers Inc. received $43,255, and other brokers received $206,272.

     NOTE D--CAPITAL:

     At October 31, 2006, the common shares outstanding and the common shares of the Fund owned by Neuberger were as follows:

     COMMON SHARES     COMMON SHARES
      OUTSTANDING    OWNED BY NEUBERGER
     17,723,648             6,981

     There were no transactions in common shares for the years ended October 31, 2006 and October 31, 2005.

     NOTE E--INVESTMENTS IN AFFILIATES*:

                                                                                                              INCOME FROM
                                                                                                              INVESTMENTS
                                     BALANCE OF                                  BALANCE OF                  IN AFFILIATED
                                    SHARES HELD       GROSS          GROSS       SHARES HELD      VALUE         ISSUERS
                                    OCTOBER 31,     PURCHASES      SALES AND     OCTOBER 31,   OCTOBER 31,    INCLUDED IN
     NAME OF ISSUER                     2005      AND ADDITIONS    REDUCTIONS       2006           2006       TOTAL INCOME
     Neuberger Berman Prime Money
     Fund Trust Class**                 964,595    177,913,159    171,694,077     7,183,677    $ 7,183,677     $  287,765
     Neuberger Berman Securities
     Lending Quality Fund, LLC***    36,482,615    212,829,414    232,643,879    16,668,150     16,668,150      1,755,941
                                                                                               -----------     ----------
     TOTAL                                                                                     $23,851,827     $2,043,706
                                                                                               -----------     ----------

*    Affiliated issuers, as defined in the 1940 Act.

                                               NEUBERGER BERMAN OCTOBER 31, 2006

** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

*** The Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund.

     NOTE F--RECENT ACCOUNTING PRONOUNCEMENTS:

     On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 requires that a "more-likely-than-not" threshold be met before the benefit of a tax position may be recognized in the financial statements and prescribes how such benefit should be measured. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, Management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

     In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund's financial positions or results of operations.

FINANCIAL HIGHLIGHTS INCOME OPPORTUNITY FUND INC.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.


                                                                                            PERIOD FROM
                                                                                            JULY 2, 2003^
                                                               YEAR ENDED OCTOBER 31,      TO OCTOBER 31,
                                                            ----------------------------   --------------
                                                              2006       2005      2004        2003
COMMON SHARE NET ASSET VALUE, BEGINNING OF PERIOD            $ 16.37   $ 16.69   $ 14.72     $ 14.33
                                                             -------   -------   -------     -------
INCOME FROM INVESTMENT OPERATIONS APPLICABLE TO COMMON
   SHAREHOLDERS:
NET INVESTMENT INCOME (LOSS)~                                   1.24      1.07      1.27|        .25
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED
   AND UNREALIZED)                                              2.86       .57      2.08|        .59
COMMON SHARE EQUIVALENT OF DISTRIBUTIONS TO PREFERRED
   SHAREHOLDERS FROM:
   NET INVESTMENT INCOME~                                       (.28)     (.13)     (.09)       (.01)
   NET CAPITAL GAINS~                                           (.05)     (.07)     (.01)       (.00)
   TAX RETURN OF CAPITAL~                                         --      (.01)       --        (.00)
                                                             -------   -------   -------     -------
   TOTAL DISTRIBUTIONS TO PREFERRED SHAREHOLDERS                (.33)     (.21)     (.10)       (.01)
                                                             -------   -------   -------     -------
TOTAL FROM INVESTMENT OPERATIONS APPLICABLE TO COMMON
   SHAREHOLDERS                                                 3.77      1.43      3.25         .83
                                                             -------   -------   -------     -------
LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
   NET INVESTMENT INCOME                                       (1.11)    (1.03)    (1.11)       (.27)
   NET CAPITAL GAINS                                            (.21)     (.61)     (.17)       (.05)
   TAX RETURN OF CAPITAL                                          --      (.11)       --        (.00)
                                                             -------   -------   -------     -------
   TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS                  (1.32)    (1.75)    (1.28)       (.32)
                                                             -------   -------   -------     -------
LESS CAPITAL CHARGES FROM:
ISSUANCE OF COMMON SHARES                                         --        --        --        (.03)
ISSUANCE OF PREFERRED SHARES                                      --        --      (.00)       (.09)
                                                             -------   -------   -------     -------
TOTAL CAPITAL CHARGES                                             --        --      (.00)       (.12)
                                                             -------   -------   -------     -------
COMMON SHARE NET ASSET VALUE, END OF PERIOD                  $ 18.82   $ 16.37   $ 16.69     $ 14.72
                                                             -------   -------   -------     -------
COMMON SHARE MARKET VALUE, END OF PERIOD                     $ 17.22   $ 14.23   $ 15.07     $ 13.98
                                                             -------   -------   -------     -------
TOTAL RETURN, COMMON SHARE NET ASSET VALUE+                   +25.13%   +10.33%   +23.67%      +5.11%**
TOTAL RETURN, COMMON SHARE MARKET VALUE+                      +31.71%    +6.22%   +17.57%      -4.67%**
RATIOS/SUPPLEMENTAL DATA++
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS,
   END OF PERIOD (IN MILLIONS)                               $ 333.5   $ 290.0   $ 295.8     $ 260.8
PREFERRED SHARES, AT LIQUIDATION VALUE ($25,000 PER SHARE
   LIQUIDATION PREFERENCE) (IN MILLIONS)                     $ 125.5   $ 125.5   $ 125.5     $ 125.5
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS APPLICABLE
   TO COMMON SHAREHOLDERS#                                      1.11%     1.13%     1.16%|       .88%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO
   COMMON SHAREHOLDERS+                                         1.10%     1.13%     1.16%|       .87%*
RATIO OF NET INVESTMENT INCOME (LOSS) EXCLUDING PREFERRED
   SHARE  DISTRIBUTIONS TO AVERAGE NET ASSETS APPLICABLE
   TO COMMON SHAREHOLDERS                                       7.18%     6.49%     8.08%|      5.24%*
RATIO OF PREFERRED SHARE DISTRIBUTIONS TO AVERAGE NET
   ASSETS APPLICABLE TO COMMON SHAREHOLDERS                     1.89%     1.26%      .62%        .17%*
RATIO OF NET INVESTMENT INCOME (LOSS) INCLUDING PREFERRED
   SHARE DISTRIBUTIONS TO AVERAGE NET ASSETS APPLICABLE
   TO COMMON SHAREHOLDERS                                       5.29%     5.23%     7.46%|      5.07%*
PORTFOLIO TURNOVER RATE                                           61%       49%       74%         21%**
ASSET COVERAGE PER PREFERRED SHARE, END OF PERIOD@           $91,462   $82,794   $83,933     $76,957

See Notes to Financial Highlights

                                               NEUBERGER BERMAN OCTOBER 31, 2006

NOTES TO FINANCIAL HIGHLIGHTS INCOME OPPORTUNITY FUND INC.

+ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. Total return would have been lower if Management had not waived a portion of the investment management fee.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

+++ After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets applicable to common shareholders would have been:


                               PERIOD FROM
                             JULY 2, 2003 TO
     YEAR ENDED OCTOBER 31,    OCTOBER 31,
       2006   2005   2004         2003
       1.45%  1.48%  1.52%        1.16%

^    The date investment operations commenced.

*    Annualized.

**   Not annualized.

@ Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on Preferred Shares) from the Fund's total assets and dividing by the number of Preferred Shares outstanding.

++ Expense ratios do not include the effect of distribution payments to preferred shareholders. Income ratios include income earned on assets attributable to Preferred Shares outstanding.

| Prior to November 1, 2003, the Fund recorded the accrual of the net interest income or expense expected to be received or paid at interim settlement dates as a net payable or receivable for swap contracts and actual amounts paid as net interest income or expense on swap contracts. As a result of SEC staff guidance relating to the application of FASB Statement No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES to registered investment companies, effective November 1, 2003, periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. Accordingly, for the year ended October 31, 2004, the per share amounts and ratios shown decreased or increased as follows:

          Net Investment Income                                         $ .11
          Net Gains or Losses on Securities (both realized and
          unrealized)                                                   $(.11)
          Ratio of Gross Expenses to Average Net Assets Applicable to
          Common Shareholders                                            (.71%)
          Ratio of Net Expenses to Average Net Assets Applicable to
          Common Shareholders                                            (.71%)
          Ratio of Net Investment Income (Loss) Excluding Preferred
          Share Distributions to Average Net Assets Applicable to
          Common Shareholders                                             .71%
          Ratio of Net Investment Income (Loss) Including Preferred
          Share Distributions to  Average Net Assets Applicable to
          Common Shareholders                                             .71%

~ Calculated based on the average number of shares outstanding during each fiscal period.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Neuberger Berman Income Opportunity Fund Inc.

We have audited the accompanying statement of assets and liabilities of Neuberger Berman Income Opportunity Fund Inc. (the "Fund"), including the schedule of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Income Opportunity Fund Inc. at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

Boston, Massachusetts
December 9, 2006

                                               NEUBERGER BERMAN OCTOBER 31, 2006

DISTRIBUTION REINVESTMENT PLAN

The Bank of New York ("Plan Agent") will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Distribution Reinvestment Plan ("Plan") in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common stock of the Fund ("Shares"), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their PRO RATA share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

DISTRIBUTION REINVESTMENT PLAN CONT'D

The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the PRO RATA expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their PRO RATA share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of Maryland.

                                               NEUBERGER BERMAN OCTOBER 31, 2006

DIRECTORY

INVESTMENT MANAGER AND ADMINISTRATOR
Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
877.461.1899 or 212.476.8800

SUB-ADVISER
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

STOCK TRANSFER AGENT
The Bank of New York
101 Barclay Street, 11-E
New York, NY 10286

LEGAL COUNSEL
Kirkpatrick & Lockhart Nicholson Graham LLP
1601 K Street, NW
Washington, DC 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

DIRECTORS AND OFFICERS

The following tables set forth information concerning the directors and officers of the Fund. All persons named as directors and officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Fund's Statement of Additional Information includes additional information about Fund directors as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (877) 461-1899.

INFORMATION ABOUT THE BOARD OF DIRECTORS

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                           FUND COMPLEX
                                                                           OVERSEEN BY
NAME, AGE, ADDRESS(1) AND   LENGTH OF TIME                                     FUND       OTHER DIRECTORSHIPS HELD OUTSIDE
  POSITION(2) WITH FUND         SERVED       PRINCIPAL OCCUPATION(S)(4)    DIRECTOR(5)      FUND COMPLEX BY FUND DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
                                                          CLASS I
INDEPENDENT FUND DIRECTORS
Faith Colish (71)           Since the        Counsel, Carter Ledyard &          56        Advisory Director, ABA
Director                    Inception of     Milburn LLP (law firm)                       Retirement Funds
                            the Fund(3)      since October 2002;                          (formerly, American Bar
                                             formerly, Attorney-at-Law                    Retirement Association
                                             and President, Faith                         (ABRA)) since 1997
                                             Colish, A Professional                       (not-for-profit membership
                                             Corporation, 1980 to 2002.                   association).

 Cornelius T. Ryan (75)     Since the        Founding General Partner,          56        None.
 Director                   Inception of     Oxford Partners and Oxford
                            the Fund(3)      Bioscience Partners
                                             (venture capital
                                             investing) and President,
                                             Oxford Venture Corporation
                                             since 1981.

Peter P. Trapp (62)         Since the        Regional Manager for               56        None.
Director                    Inception of     Mid-Southern Region, Ford
                            the Fund(3)      Motor Credit Company since
                                             September 1997; formerly,
                                             President, Ford Life
                                             Insurance Company, April
                                             1995 to August 1997.

                                       32

                                               NEUBERGER BERMAN OCTOBER 31, 2006

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                           FUND COMPLEX
                                                                           OVERSEEN BY
NAME, AGE, ADDRESS(1) AND   LENGTH OF TIME                                     FUND       OTHER DIRECTORSHIPS HELD OUTSIDE
  POSITION(2) WITH FUND         SERVED       PRINCIPAL OCCUPATION(S)(4)    DIRECTOR(5)      FUND COMPLEX BY FUND DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
FUND DIRECTOR WHO IS AN "INTERESTED PERSON"
Peter E. Sundman* (47)      Since the        Executive Vice President,          56        Director and Vice President,
Chief Executive Officer,    Inception of     Neuberger Berman Inc.                        Neuberger & Berman Agency, Inc.
Director and Chairman       the Fund(3)      (holding company) since                      since 2000; formerly, Director,
of the Board                                 1999; Head of Neuberger                      Neuberger Berman Inc. (holding
                                             Berman Inc.'s Mutual Funds                   company), October 1999 to March
                                             Business (since 1999) and                    2003; Trustee, Frost Valley
                                             Institutional Business                       YMCA; Trustee, College of
                                             (1999 to October 2005);                      Wooster.
                                             responsible for Managed
                                             Accounts Business and
                                             intermediary distribution
                                             since October 1999;
                                             President and Director,
                                             Management since 1999;
                                             Managing Director,
                                             Neuberger since 2005;
                                             formerly, Executive Vice
                                             President, Neuberger, 1999
                                             to December 2005;
                                             formerly, Principal,
                                             Neuberger, 1997 to 1999;
                                             formerly, Senior Vice
                                             President, Management,
                                             1996 to 1999.

                                                          CLASS II**
INDEPENDENT FUND DIRECTORS

John Cannon (76)            Since the        Consultant; formerly,              56        Independent Trustee or Director
Director                    Inception of     Chairman, CDC Investment                     of three series of Oppenheimer
                            the Fund(3)      Advisers (registered                         Funds: Limited Term New York
                                             investment adviser), 1993                    Municipal Fund, Rochester Fund
                                             to January 1999; formerly,                   Municipals, and Oppenheimer
                                             President and Chief                          Convertible Securities Fund
                                             Executive Officer, AMA                       since 1992.
                                             Investment Advisors, an
                                             affiliate of the American
                                             Medical Association.

C. Anne Harvey (69)         Since the        President, C.A. Harvey             56        Formerly, President, Board of
Director                    Inception of     Associates since October                     Associates to The National
                            the Fund(3)      2001; formerly, Director,                    Rehabilitation Hospital's Board
                                             AARP, 1978 to December                       of Directors, 2001 to 2002;
                                             2001.                                        formerly, Member, Individual
                                                                                          Investors Advisory Committee to
                                                                                          the New York Stock Exchange
                                                                                          Board of Directors, 1998 to June
                                                                                          2002.

                                       33

DIRECTORS AND OFFICERS CONT'D

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                           FUND COMPLEX
                                                                           OVERSEEN BY
NAME, AGE, ADDRESS(1) AND   LENGTH OF TIME                                     FUND       OTHER DIRECTORSHIPS HELD OUTSIDE
  POSITION(2) WITH FUND         SERVED       PRINCIPAL OCCUPATION(S)(4)    DIRECTOR(5)      FUND COMPLEX BY FUND DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
Tom D. Seip (56)            Since the        General Partner, Seip              56        Director, H&R Block, Inc.
Director                    Inception of     Investments LP (a private                    (financial services company)
                            the Fund(3)      investment partnership);                     since May 2001; Director,
                                             formerly, President and                      America One Foundation since
                                             CEO, Westaff, Inc.                           1998; formerly, Director,
                                             (temporary staffing), May                    Forward Management, Inc. (asset
                                             2001 to January 2002;                        management company), 1999 to
                                             formerly, Senior Executive                   2006; formerly Director, E-Bay
                                             at the Charles Schwab                        Zoological Society, 1999 to
                                             Corporation, 1983 to 1999,                   2003; formerly, Director,
                                             including Chief Executive                    General Magic (voice recognition
                                             Officer, Charles Schwab                      software), 2001 to 2002;
                                             Investment Management,                       formerly, Director, E-Finance
                                             Inc. and Trustee, Schwab                     Corporation (credit decisioning
                                             Family of Funds and Schwab                   services), 1999 to 2003;
                                             Investments, 1997 to 1998,                   formerly, Director,
                                             and Executive Vice                           Save-Daily.com (micro investing
                                             President-Retail                             services), 1999 to 2003.
                                             Brokerage, Charles Schwab
                                             Investment Management,
                                             1994 to 1997.

FUND DIRECTOR WHO IS AN "INTERESTED PERSON"

Jack L. Rivkin* (66)        Since 2002(3)    Executive Vice President           56        Director, Dale Carnegie and
President and Director                       and Chief Investment                         Associates, Inc. (private
                                             Officer, Neuberger Berman                    company) since 1998; Director,
                                             Inc. (holding company)                       Solbright, Inc. (private
                                             since 2002 and 2003,                         company) since 1998.
                                             respectively; Managing
                                             Director and Chief
                                             Investment Officer,
                                             Neuberger since December
                                             2005 and 2003,
                                             respectively; formerly,
                                             Executive Vice President,
                                             Neuberger, December 2002
                                             to 2005; Director and
                                             Chairman, Management since
                                             December 2002; formerly,
                                             Executive Vice President,
                                             Citigroup Investments,
                                             Inc., September 1995 to
                                             February 2002; formerly,
                                             Executive Vice President,
                                             Citigroup Inc., September
                                             1995 to February 2002.


                                               NEUBERGER BERMAN OCTOBER 31, 2006

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                           FUND COMPLEX
                                                                           OVERSEEN BY
NAME, AGE, ADDRESS(1) AND   LENGTH OF TIME                                     FUND       OTHER DIRECTORSHIPS HELD OUTSIDE
  POSITION(2) WITH FUND         SERVED       PRINCIPAL OCCUPATION(S)(4)    DIRECTOR(5)      FUND COMPLEX BY FUND DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
                                                          CLASS III
INDEPENDENT FUND DIRECTORS
Robert A. Kavesh (79)       Since the        Marcus Nadler Professor            56        Director, The Caring Community
Director                    Inception of     Emeritus of Finance and                      (not-for-profit); formerly,
                            the Fund(3)      Economics, New York                          Director, DEL Laboratories, Inc.
                                             University Stern School of                   (cosmetics and pharmaceuticals),
                                             Business; formerly,                          1978 to 2004; formerly,
                                             Executive                                    Director, Apple Bank for
                                             Secretary-Treasurer,                         Savings, 1979 to 1990; formerly,
                                             American Finance                             Director, Western Pacific
                                             Association, 1961 to 1979.                   Industries, Inc., 1972 to 1986
                                                                                          (public company).

Howard A. Mileaf (69)       Since the        Retired; formerly, Vice            56        Director, Webfinancial
Director                    Inception of     President and General                        Corporation (holding company)
                            the Fund(3)      Counsel, WHX Corporation                     since December 2002; formerly,
                                             (holding company), 1993 to                   Director WHX Corporation
                                             2001.                                        (holding company), January 2002
                                                                                          to June 2005; formerly,
                                                                                          Director, State Theatre of New
                                                                                          Jersey (not-for-profit theater),
                                                                                          2000 to 2005; formerly,
                                                                                          Director, Kevlin Corporation
                                                                                          (manufacturer of microwave and
                                                                                          other products).

Edward I. O'Brien (78)      Since the        Formerly, Member,                  56        Director, Legg Mason, Inc.
Director                    Inception of     Investment Policy                            (financial services holding
                            the              Committee, Edward Jones,                     company) since 1993; formerly,
                            Fund(3)          1993 to 2001; President,                     Director, Boston Financial Group
                                             Securities Industry                          (real estate and tax shelters),
                                             Association ("SIA")                          1993 to 1999.
                                             (securities industry's
                                             representative in
                                             government relations and
                                             regulatory matters at the
                                             federal and state levels),
                                             1974 to 1992; Adviser to
                                             SIA, November 1992 to
                                             November 1993.


DIRECTORS AND OFFICERS CONT'D

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                           FUND COMPLEX
                                                                           OVERSEEN BY
NAME, AGE, ADDRESS(1) AND   LENGTH OF TIME                                     FUND       OTHER DIRECTORSHIPS HELD OUTSIDE
POSITION(2) WITH FUND           SERVED       PRINCIPAL OCCUPATION(S)(4)    DIRECTOR(5)    FUND COMPLEX BY FUND DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
William E. Rulon (74)       Since the        Retired; formerly, Senior          56        Formerly, Director, Pro-Kids
Director                    Inception of     Vice President, Foodmaker,                   Golf and Learning Academy (teach
                            the Fund(3)      Inc. (operator and                           golf and computer usage to "at
                                             franchiser of restaurants)                   risk" children), 1998 to 2006;
                                             until January 1997.                          formerly, Director, Prandium,
                                                                                          Inc. (restaurants), March 2001
                                                                                          to July 2002.

Candace L. Straight (59)    Since the        Private investor and               56        Director, Montpelier Re
Director                    Inception of     consultant specializing in                   (reinsurance company) since
                            the Fund(3)      the insurance industry;                      2006; Director, National
                                             formerly, Advisory                           Atlantic Holdings Corporation
                                             Director, Securitas                          (property and casualty insurance
                                             Capital LLC (a global                        company) since 2004; Director,
                                             private equity investment                    The Proformance Insurance
                                             firm dedicated to making                     Company (personal lines property
                                             investments in the                           and casualty insurance company)
                                             insurance sector), 1998 to                   since March 2004; formerly,
                                             December 2003.                               Director, Providence Washington
                                                                                          Insurance Company (property and
                                                                                          casualty insurance company),
                                                                                          December 1998 to March 2006;
                                                                                          formerly, Director, Summit
                                                                                          Global Partners (insurance
                                                                                          brokerage firm), 2000 to 2005.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) The Board of Directors shall at times be divided as equally as possible into three classes of Directors designated Class I, Class II, and Class
     III. The terms of office of Class I, Class II, and Class III Directors shall expire at the annual meeting of shareholders held in 2009, 2007, and 2008, respectively, and at each third annual meeting of stockholders thereafter.

(3) The Director has served since the Fund's inception except for Mr. Rivkin who has served as a Director since December 2002 for the Funds with an inception date of 2002. The inception date of Neuberger Berman Intermediate Municipal Fund Inc., Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman New York Intermediate Municipal Fund Inc., and Neuberger Berman Real Estate Income Fund Inc. is 2002. The inception date of Neuberger Berman Realty Income Fund Inc., Neuberger Berman Real Estate Securities Income Fund Inc. and Neuberger Berman Income Opportunity Fund Inc. is 2003. The inception date of Neuberger Berman Dividend Advantage Fund Inc. is 2004.

(4) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(5) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

* Indicates a Fund Director who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Fund by virtue of the fact that they are officers and/or directors of Management and Neuberger.

** Barry Hirsch was elected as a Class II Director at the annual shareholder meeting on April 19, 2006. Mr. Hirsch passed away in July 2006. In August 2006, C. Anne Harvey, formerly a Class I Director of the Fund, was appointed as a Class II Director of the Fund.

                                               NEUBERGER BERMAN OCTOBER 31, 2006

INFORMATION ABOUT THE OFFICERS OF THE FUND

                                 POSITION AND
NAME, AGE, AND ADDRESS(1)   LENGTH OF TIME SERVED          PRINCIPAL OCCUPATION(S)(2)
--------------------------------------------------------------------------------------------
Andrew B. Allard (45)       Anti-Money Laundering   Senior Vice President, Neuberger since
                            Compliance Officer      2006; Deputy General Counsel, Neuberger
                            since inception(3)      since 2004; formerly, Vice President,
                                                    Neuberger, 2000 to 2006; formerly,
                                                    Associate General Counsel, Neuberger,
                                                    1999 to 2004; Anti-Money Laundering
                                                    Compliance Officer, fifteen registered
                                                    investment companies for which
                                                    Management acts as investment manager
                                                    and administrator (seven since 2002,
                                                    three since 2003, four since 2004 and
                                                    one since 2005) and one registered
                                                    investment company for which Lehman
                                                    Brothers Asset Management Inc. acts as
                                                    investment adviser (since 2006).

Michael J. Bradler (36)     Assistant Treasurer     Vice President, Neuberger since 2006;
                            since 2005              Employee, Management since 1997;
                                                    Assistant Treasurer, fifteen registered
                                                    investment companies for which
                                                    Management acts as investment manager
                                                    and administrator (fifteen since 2005)
                                                    and one registered investment company
                                                    for which Lehman Brothers Asset
                                                    Management Inc. acts as investment
                                                    adviser (since 2006).

Claudia A. Brandon (50)     Secretary since the     Vice President-Mutual Fund Board
                            Fund's inception(3)     Relations, Management since 2000 and
                                                    Assistant Secretary since 2004; Vice
                                                    President, Neuberger since 2002 and
                                                    Employee since 1999; Secretary, fifteen
                                                    registered investment companies for
                                                    which Management acts as investment
                                                    manager and administrator (three since
                                                    1985, four since 2002, three since 2003,
                                                    four since 2004 and one since 2005) and
                                                    one registered investment company for
                                                    which Lehman Brothers Asset Management
                                                    Inc. acts as investment adviser (since
                                                    2006).


INFORMATION ABOUT THE OFFICERS OF THE FUND CONT'D

                                 POSITION AND
NAME, AGE, AND ADDRESS(1)   LENGTH OF TIME SERVED          PRINCIPAL OCCUPATION(S)(2)
--------------------------------------------------------------------------------------------
Robert Conti (50)           Vice President since    Senior Vice President, Neuberger since
                            the Fund's              2003; formerly, Vice President,
                            inception(3)            Neuberger, 1999 to 2003; Senior Vice
                                                    President, Management since 2000; Vice
                                                    President, fifteen registered investment
                                                    companies for which Management acts as
                                                    investment manager and administrator
                                                    (three since 2000, four since 2002,
                                                    three since 2003, four since 2004 and
                                                    one since 2005) and one registered
                                                    investment company for which Lehman
                                                    Brothers Asset Management Inc. acts as
                                                    investment adviser (since 2006).

Brian J. Gaffney (53)       Vice President since    Managing Director, Neuberger since 1999;
                            the Fund's              Senior Vice President, Management since
                            inception(3)            2000; Vice President, fifteen registered
                                                    investment companies for which
                                                    Management acts as investment manager
                                                    and administrator (three since 2000,
                                                    four since 2002, three since 2003, four
                                                    since 2004 and one since 2005) and one
                                                    registered investment company for which
                                                    Lehman Brothers Asset Management Inc.
                                                    acts as investment adviser (since 2006).

Maxine L. Gerson (56)       Chief Legal Officer     Senior Vice President, Neuberger since
                            since 2005 (only for    2002; Deputy General Counsel and
                            purposes of sections    Assistant Secretary, Neuberger since
                            307 and 406 of the      2001; formerly, Vice President,
                            Sarbanes-Oxley Act of   Neuberger, 2001 to 2002; formerly,
                            2002)                   Associate General Counsel, Neuberger,
                                                    2001; formerly, Counsel, Neuberger,
                                                    2000; Secretary and General Counsel,
                                                    Management since 2004; Chief Legal
                                                    Officer (only for purposes of sections
                                                    307 and 406 of the Sarbanes-Oxley Act of
                                                    2002), fifteen registered investment
                                                    companies for which Management acts as
                                                    investment manager and administrator
                                                    (fifteen since 2005) and one registered
                                                    investment company for which Lehman
                                                    Brothers Asset Management Inc. acts as
                                                    investment adviser (since 2006).

                                               NEUBERGER BERMAN OCTOBER 31, 2006

                                POSITION AND
NAME, AGE, AND ADDRESS(1)   LENGTH OF TIME SERVED          PRINCIPAL OCCUPATION(S)(2)
--------------------------------------------------------------------------------------------
Sheila R. James (41)        Assistant Secretary     Employee, Neuberger since 1999;
                            since the Fund's        Assistant Secretary, fifteen registered
                            inception(3)            investment companies for which
                                                    Management acts as investment manager
                                                    and administrator (seven since 2002,
                                                    three since 2003, four since 2004 and
                                                    one since 2005) and one registered
                                                    investment company for which Lehman
                                                    Brothers Asset Management Inc. acts as
                                                    investment adviser (since 2006).

Kevin Lyons (51)            Assistant Secretary     Employee, Neuberger since 1999;
                            since 2003(4)           Assistant Secretary, fifteen registered
                                                    investment companies for which
                                                    Management acts as investment manager
                                                    and administrator (ten since 2003, four
                                                    since 2004 and one since 2005) and one
                                                    registered investment company for which
                                                    Lehman Brothers Asset Management Inc.
                                                    acts as investment adviser (since 2006).

John M. McGovern (36)       Treasurer and           Vice President, Neuberger since 2004;
                            Principal Financial     Employee, Management since 1993;
                            and Accounting          Treasurer and Principal Financial and
                            Officer since 2005;     Accounting Officer, fifteen registered
                            prior thereto,          investment companies for which
                            Assistant Treasurer     Management acts as investment manager
                            since the Fund's        and administrator (fifteen since 2005)
                            inception(3)            and one registered investment company
                                                    for which Lehman Brothers Asset
                                                    Management Inc. acts as investment
                                                    adviser (since 2006); formerly,
                                                    Assistant Treasurer, fifteen registered
                                                    investment companies for which
                                                    Management acts as investment manager
                                                    and administrator, 2002 to 2005.

Frank Rosato (35)           Assistant Treasurer     Vice President, Neuberger since 2006;
                            since 2005              Employee, Management since 1995;
                                                    Assistant Treasurer, fifteen registered
                                                    investment companies for which
                                                    Management acts as investment manager
                                                    and administrator (fifteen since 2005)
                                                    and one registered investment company
                                                    for which Lehman Brothers Asset
                                                    Management Inc. acts as investment
                                                    adviser (since 2006).


INFORMATION ABOUT THE OFFICERS OF THE FUND CONT'D

                                 POSITION AND
NAME, AGE, AND ADDRESS(1)   LENGTH OF TIME SERVED          PRINCIPAL OCCUPATION(S)(2)
--------------------------------------------------------------------------------------------
Frederic B. Soule (60)      Vice President since    Senior Vice President, Neuberger since
                            the Fund's              2003; formerly, Vice President,
                            inception(3)            Neuberger, 1999 to 2003; Vice President,
                                                    fifteen registered investment companies
                                                    for which Management acts as investment
                                                    manager and administrator (three since
                                                    2000, four since 2002, three since 2003,
                                                    four since 2004 and one since 2005) and
                                                    one registered investment company for
                                                    which Lehman Brothers Asset Management
                                                    Inc. acts as investment adviser (since
                                                    2006).

Chamaine Williams (35)      Chief Compliance        Vice President, Lehman Brothers Inc.
                            Officer since 2005      since 2003; Chief Compliance Officer,
                                                    fifteen registered investment companies
                                                    for which Management acts as investment
                                                    manager and administrator (fifteen since
                                                    2005) and one registered investment
                                                    company for which Lehman Brothers Asset
                                                    Management Inc. acts as investment
                                                    adviser (since 2005); Chief Compliance
                                                    Officer, Lehman Brothers Asset
                                                    Management Inc. since 2003; Chief
                                                    Compliance Officer, Lehman Brothers
                                                    Alternative Investment Management LLC
                                                    since 2003; formerly, Vice President,
                                                    UBS Global Asset Management (US) Inc.
                                                    (formerly, Mitchell Hutchins Asset
                                                    Management, a wholly-owned subsidiary of
                                                    PaineWebber Inc.), 1997 to 2003.

----------
(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(3) The officer has served since the Fund's inception. The inception date of Neuberger Berman Intermediate Municipal Fund Inc., Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman New York Intermediate Municipal Fund Inc., and Neuberger Berman Real Estate Income Fund Inc. is 2002. The inception date of Neuberger Berman Realty Income Fund Inc., Neuberger Berman Real Estate Securities Income Fund Inc. and Neuberger Berman Income Opportunity Fund Inc. is 2003. The inception date of Neuberger Berman Dividend Advantage Fund Inc. is 2004.

(4) For Neuberger Berman Dividend Advantage Fund Inc., the officer has served since the Fund's inception in May.

                                               NEUBERGER BERMAN OCTOBER 31, 2006

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

MARYLAND ANTI-TAKEOVER STATUTES

By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that "control shares" of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a special meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquiror and by officers or directors who are employees of the corporation). "Control shares" are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within certain statutorily-defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation's securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. The Fund is not aware of any shareholder that holds control shares or that is an interested shareholder under the statutes.

NOTICE TO SHAREHOLDERS

The Fund hereby designates $4,558,553 as a capital gain distribution.

                                               NEUBERGER BERMAN OCTOBER 31, 2006

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS

At a meeting held on September 27, 2006, the Board of Directors ("Board") of Neuberger Berman Income Opportunity Fund Inc. ("Fund"), including the Directors who are not "interested persons" of the Fund ("Independent Fund Directors"), approved continuance of the Management and Sub-Advisory Agreements ("Agreements") for the Fund.

In evaluating the Agreements, the Board, including the Independent Fund Directors, reviewed materials furnished by Neuberger Berman Management Inc. ("Management") and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Directors, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Directors were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Directors received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Directors may have on their initial review of the report and that the Independent Fund Directors have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of the Fund compared to a peer group of investment companies; (3) the costs of the services provided and profits historically realized by Management and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect those potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered the nature, extent and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the degree of risk undertaken by the portfolio managers. The Board considered the experience and staffing of portfolio management and the investment research personnel of Management and Neuberger dedicated to performing services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. The Board considered the quality of brokerage execution provided by Management and its affiliates. The Board's Portfolio Transactions and Pricing Committee from time to time reviews the quality of the brokerage services that Neuberger and Lehman Brothers Inc. provide, and has reviewed studies by an independent firm engaged to review and evaluate the quality of brokerage execution received by the Fund. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived by Management, Neuberger, the Fund and by other clients of Management and Neuberger from such services. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of the Fund, the Board considered the performance of the Fund on both a market return and net asset value basis relative to a peer group of investment companies pursuing broadly similar strategies. The Board also considered the performance in relation to the degree of risk undertaken by the portfolio managers. The Board noted the difficulty of constructing an appropriate peer group.

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS CONT'D

With respect to the overall fairness of the Agreements, the Board considered the fee structure of the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of comparable funds. The Board considered the mean and median of the management fees and expense ratios of the peer group. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is reflective of an "at cost" basis and there is no profit to Neuberger with regard to these fees. The Board considered the Fund's overall expenses in relation to the overall expenses of the peer group mean and median. In addition, the Board considered the contractual waiver of a portion of the management fee undertaken by Management.

The Board considered whether there were other funds that were sub-advised by Management or its affiliates or separate accounts managed by Management with similar investment objectives, policies and strategies as the Fund. The Board noted that there were no comparable sub-advised funds or separate accounts.

The Board also evaluated any actual or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund was a closed-end fund that is not continuously offering shares and that, without daily inflows and outflows of capital, there were not at this time significant economies of scale to be realized by Management in managing the Fund's assets.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit on the Fund for a recent period and the trend in profit or loss over time. The Board also carefully examined Management's cost allocation methodology and had an independent consultant review the methodology. It also reviewed an analysis from an independent data service on investment management profitability margins. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded it was satisfied that Management's level of profitability from its relationship with the Fund was not excessive.

CONCLUSIONS

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interest of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that the performance of the Fund was satisfactory over time; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund.

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
INTERNAL SALES & SERVICES
877.461.1899

www.nb.com

[GRAPHIC] D0502 12/06

ITEM 2. CODE OF ETHICS

The Board of Directors ("Board") of Neuberger Berman Income Opportunity Fund Inc. ("Registrant") adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions ("Code of Ethics"). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics was included as an exhibit to Registrant's Form N-CSR filed on July 10, 2006. The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant's audit committee financial experts are John Cannon and Howard Mileaf. Mr. Cannon and Mr. Mileaf are independent directors as defined by Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Ernst & Young, LLP ("E&Y") serves as independent registered public accounting firm to the Registrant.

(a) Audit Fees
    ----------

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $31,250 and $33,500 for the fiscal years ended 2005 and 2006, respectively.

(b) Audit-Related Fees
    ------------------

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported above in AUDIT FEES were $6,000 and $6,250 for the fiscal years ended 2005 and 2006, respectively. The nature of the services provided involved agreed upon procedures relating to the Preferred Shares. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2005 and 2006, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2005 and 2006, respectively.

(c) Tax Fees
    --------

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $8,700 and $9,500 for the fiscal years ended 2005 and 2006, respectively. The nature of the services provided was tax compliance, tax advice, and tax planning. The Audit

Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2005 and 2006, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for tax compliance, tax advice, and tax planning by E&Y that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2005 and 2006, respectively.

(d) All Other Fees
    --------------

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in AUDIT FEES, AUDIT-RELATED FEES, and TAX FEES were $0 and $0 for the fiscal years ended 2005 and 2006, respectively.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in AUDIT FEES, AUDIT-RELATED FEES, and TAX FEES that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2005 and 2006, respectively.

(e) Audit Committee's Pre-Approval Policies and Procedures
    ------------------------------------------------------

(1) The Audit Committee's pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons
    ---------------------------------

Not applicable.

(g) Non-Audit Fees
    --------------

Non-audit fees billed by E&Y for services rendered to the Registrant were $14,700 and $15,750 for the fiscal years ended 2005 and 2006, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $160,650 and $126,000 for the fiscal years ended 2005 and 2006, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The Board has established a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Its members are John Cannon, Howard A. Mileaf, Cornelius T. Ryan (Chairman), Tom D. Seip, and Peter P. Trapp.

ITEM 6. SCHEDULE OF INVESTMENTS

The complete schedule of investments for each series is disclosed in the Registrant's Annual Report, which is included as Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The Board has  delegated  to  Neuberger  Berman,  LLC  ("Neuberger  Berman") the
responsibility to vote proxies related to the securities held in the Registrant's portfolio. Under this authority, Neuberger Berman is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its stockholders. The Board permits Neuberger Berman to contract with a third party to obtain proxy voting and related services, including research of current issues.

Neuberger Berman has implemented written Proxy Voting Policies and Procedures ("Proxy Voting Policy") that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority, including the Registrant. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Institutional Shareholder Services Inc. ("ISS") to vote proxies in accordance with Neuberger Berman's voting guidelines.

Neuberger Berman's guidelines adopt the voting recommendations of ISS. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman's proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)   The   following   Portfolio   Managers   have   day-to-day   management
responsibility of the Registrant's portfolio as of the date of the filing of this report.

      ANN H. BENJAMIN is a Vice President of Neuberger Berman Management Inc. ("NB Management") and Managing Director of Neuberger Berman. She has been part of the Registrant's management team since 2005. Ms. Benjamin also manages high yield portfolios for Lehman Brothers Asset Management LLC and its predecessor, an affiliate of Neuberger Berman. She has managed money for Lehman Brothers Asset Management LLC since 1977.

      STEVEN BROWN is a Vice President of NB Management and a Managing Director of Neuberger Berman. He has been a Portfolio Manager with the firm since 2002 and has been part of the Registrant's management team since its inception. From 1997 to 2002, Mr. Brown was a co-portfolio manager at an investment firm specializing in securities of REITs.

      THOMAS P. O'REILLY is a Vice President of NB Management and Managing Director of Neuberger Berman. He has been part of the Registrant's management team since 2005. Mr. O'Reilly also manages high yield portfolios for Lehman Brothers Asset Management LLC and its predecessor, an affiliate of Neuberger Berman. He has managed money for Lehman Brothers Asset Management LLC since 1977.

(a)(2) The table below describes the other accounts for which each Portfolio Manager has day-to-day management responsibility as of October 31, 2006.

                                              NUMBER OF
                                  TOTAL        ACCOUNTS     ASSETS MANAGED FOR
                     NUMBER      ASSETS      MANAGED FOR    WHICH ADVISORY FEE
                     OF          MANAGED    WHICH ADVISORY          IS
                     ACCOUNTS      ($           FEE IS       PERFORMANCE-BASED
  TYPE OF ACCOUNT     MANAGED   MILLIONS)  PERFORMANCE-BASED   ($ MILLIONS)

ANN H. BENJAMIN

Registered
Investment
Companies*                5        653             0                 0

Other Pooled
Investment Vehicles       1         60             0                 0

Other Accounts**         37      4,158             2               162

STEVEN R. BROWN

Registered
Investment
Companies*                6      2,214             0                 0

Other Pooled
Investment Vehicles       0          0             0                 0

Other Accounts**        135       55.5             0                 0

THOMAS P. O'REILLY

Registered
Investment
Companies*                5        653             0                 0

Other Pooled
Investment Vehicles       1         60             0                 0

Other Accounts**         37      4,158             2               162

*Registered Investment Companies include: Mutual Funds.
**Other Accounts include: Institutional Separate Accounts, Sub-Advised, and Managed Accounts (WRAP).


Conflicts of Interest
---------------------

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Registrant. Moreover, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Registrant may not be able to take full advantage of that opportunity. Securities selected for funds or accounts other than the Registrant may outperform the securities selected for the Registrant. NB Management, Neuberger Berman and the Registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Compensation (as of October 31, 2006)
       -------------------------------------

A portion of the compensation paid to each Portfolio Manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The Portfolio Managers are paid a base salary that is not dependent on performance. Each Portfolio Manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the Portfolio Managers' compensation packages, including: (i) whether the manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Inc.'s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the Portfolio Manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the Portfolio Manager is responsible.


NB Management's Portfolio Managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. NB Management believes that its Portfolio Managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.


In addition, there are additional stock and option award programs available.

NB Management believes the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

(a)(4) Ownership of Securities
       -----------------------

Set forth below is the dollar range of equity securities beneficially owned by each Portfolio Manager in the Registrant as of October 31, 2006.

                 -------------------------------------------------

                                      DOLLAR RANGE OF EQUITY
                  PORTFOLIO MANAGER   SECURITIES OWNED IN THE
                                      REGISTRANT
                 -------------------------------------------------

                 ANN H. BENJAMIN                   A
                 -------------------------------------------------

                 STEVEN R. BROWN                   A
                 -------------------------------------------------

                 THOMAS P. O'REILLY                A
                 -------------------------------------------------
                 A = None                  E = $100,001-$500,000
                 B = $1-$10,000            F = $500,001-$1,000,000
                 C = $10,001 - $50,000     G = $1,000,001 or More
                 D = $50,001-$100,000

(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

No reportable purchases for the period covered by this report.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 11. CONTROLS AND PROCEDURES

(a) Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "Act")) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) A copy of the Code of Ethics is incorporated by reference to Registrant's Form N-CSR, Investment Company Act file number 811-21334 (filed July 10,
       2006).

(a)(2) The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act") are filed herewith.

(a)(3) Not applicable to the Registrant.

(b) The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Income Opportunity Fund Inc.


By: /s/ Peter E. Sundman
    --------------------
      Peter E. Sundman
      Chief Executive Officer

Date: January 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By: /s/ Peter E. Sundman
    --------------------
      Peter E. Sundman
      Chief Executive Officer

Date: January 4, 2007



By: /s/ John M. McGovern
    --------------------
      John M. McGovern
      Treasurer and Principal Financial
      and Accounting Officer

Date:  January 4, 2007